Efficient Enhanced Multi-Asset Fund

Class I Shares (EFFIX)

Class A Shares (EFFAX)

Supplement dated June 1, 2026 to the

Prospectus of the Efficient Enhanced Multi-Asset Fund (the “Fund”)

dated September 28, 2025

Effective immediately, the “Other Purchase Information” section on page 28 of the Fund’s prospectus is restated as follows:

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or electronic payment does not clear, you will be responsible for any loss incurred by the Fund and charged a $25 fee to defray bank charges. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash equivalents, for example, cash, cashier’s checks, bank official checks, certified checks, bank money orders, third party checks (except for properly endorsed IRA transfer and rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will generally not be accepted. In such cases, a 15 business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired).

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on their behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order. Any such order will be processed at the NAV of the applicable Fund class, plus the applicable sales charge, next calculated. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent. For purchase requests received from persons “authorized to consummate transactions,” the Fund is required to do so at a price based on NAV next computed after the authorized representative’s receipt of the order to buy or sell.

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You should read this supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information dated September 28, 2025, and retain it for future reference.